Exhibit 99.2

Supplemental Financial Information

For the Three and Twelve Months Ended December 31, 2006

The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate overview
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares	3

Financial data
Supplemental FFO information	4
Capital expenditures	5

Operational data
Sales per square foot	6
Occupancy	7
Rent	8
Cost of occupancy	9

Balance sheet information
Debt summary	10
Outstanding debt by maturity	11

This supplemental financial information should be read in connection with the Company's fourth quarter 2006 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date February 13, 2007) as certain disclosures, definitions and reconciliations in such announcement have not been included in the supplemental financial information.

The Macerich Company

Supplemental Financial and Operating Information

Overview

The Macerich Company (the “Company”) is involved in the acquisition, ownership, development, redevelopment, and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”).

As of December 31, 2006, the Operating Partnership owned or had an ownership interest in 73 regional shopping centers and 18 community shopping centers aggregating approximately 77 million square feet of gross leasable area (“GLA”). These 91 regional and community shopping centers are referred to hereinafter as the “Centers”, unless the context requires otherwise.

The Company is a self-administered and self-managed real estate investment trust (“REIT”) and conducts all of its operations through the Operating Partnership and the Company’s management companies (collectively, the “Management Companies”).

All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
dollars in thousands except per share data	12/31/2006	12/31/2005	12/31/2004	12/31/2003
Closing common stock price per share	$86.57	$67.14	$62.80	$44.50
52 Week High	$87.10	$71.22	$64.66	$45.16
52 Week Low	$66.70	$53.10	$38.90	$28.65

Shares outstanding at end of period
Class A participating convertible preferred units	2,855,393	2,855,393	—	—
Class A non-participating convertible preferred units	287,176	287,176	—	—
Series A cumulative convertible redeemable preferred stock	3,627,131	3,627,131	3,627,131	3,627,131
Common shares and operating partnership units	84,767,432	73,446,422	72,923,605	72,080,524
Total common and equivalent shares outstanding	91,537,132	80,216,122	76,550,736	75,707,655

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,620,271	$6,863,690	$4,377,388	$3,728,645

Equity market capitalization at end of period	7,924,369	5,385,710	4,807,386	3,368,991

Total market capitalization at end of period	$14,544,640	$12,249,400	$9,184,774	$7,097,636

Leverage ratio (%) (a)	45.5%	56.0%	47.7%	52.5%

Floating rate debt as a percentage of total market capitalization	9.46%	13.00%	13.00%	11.40%

Floating rate debt as a percentage of total debt	20.78%	35.71%	27.00%	21.80%

(a) Debt as a percentage of total market capitalization

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares

	Operating Partnership Units	Company Common Shares	Class A Participating Convertible Preferred Units	Class A Non Participating Convertible Preferred Units	Series A Cumulative Convertible Redeemable Preferred Stock	Total Common and Equivalent Shares

Balance as of December 31, 2005	13,504,870	59,941,552	2,855,393	287,176	3,627,131	80,216,122

Common stock offering	—	10,952,381	—	—	—	10,952,381

Conversion of OP units to common shares	(179,789)	179,789	—	—	—	—

Conversion of OP units to cash	(4,987)	—	—	—	—	(4,987)

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	284,181	—	—	—	284,181

Balance as of March 31, 2006	13,320,094	71,357,903	2,855,393	287,176	3,627,131	91,447,697

Conversion of OP units to cash	(58,567)	—	—	—	—	(58,567)

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	100,754	—	—	—	100,754

Balance as of June 30, 2006	13,261,527	71,458,657	2,855,393	287,176	3,627,131	91,489,884

Conversion of OP units to common shares	(17,378)	17,378	—	—	—	—

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	6,039	—	—	—	6,039

Balance as of September 30, 2006	13,244,149	71,482,074	2,855,393	287,176	3,627,131	91,495,923

Conversion of OP units to common shares	(44,625)	44,625	—	—	—	—

Issuance of stock from stock option exercises, restricted stock issuance or other share-based plans	—	41,209	—	—	—	41,209

Balance as of December 31, 2006	13,199,524	71,567,908	2,855,393	287,176	3,627,131	91,537,132

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations (“FFO”) Information (a)

	Quarter Ended December 31,		Year Ended December 31,
dollars in millions	2006	2005	2006	2005

Lease termination fees	$7.9	$0.6	$20.0	$5.9

Straight line rental income	$2.8	$4.5	$11.9	$12.3

Gain on sales of undepreciated assets	$3.6	$0.2	$9.5	$3.4

Amortization of acquired above- and below-market leases (SFAS 141)	$4.0	$4.4	$16.9	$15.3

Amortization of debt premiums	$4.2	$6.0	$17.7	$17.3

Interest capitalized	$4.0	$3.9	$17.0	$16.3

(a) All joint venture amounts included at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	Year Ended	Year Ended	Year Ended	Year Ended
dollars in millions	31-Dec-06	31-Dec-05	31-Dec-04	31-Dec-03
Consolidated Centers
Acquisitions of property and equipment	$580.5	$1,767.2	$301.1	$359.2
Development, redevelopment and expansions of centers	174.5	77.2	139.3	166.3
Renovations of centers	51.4	51.1	21.2	21.7
Tenant allowances	35.6	21.8	10.9	7.3
Deferred leasing charges	22.8	21.8	16.8	15.2
Total	$864.8	$1,939.1	$489.3	$569.7

Joint Venture Centers (a)
Acquisitions of property and equipment (b)	$28.7	$736.4	$41.1	$(19.2)
Development, redevelopment and expansions of centers	48.8	79.4	6.6	17.6
Renovations of centers	8.1	32.2	10.1	2.8
Tenant allowances	13.8	8.9	10.5	4.7
Deferred leasing charges	4.3	5.1	3.7	3.3
Total	$103.7	$862.0	$72.0	$9.2

(a) All joint venture amounts at pro rata.

(b) Includes the Company's purchase of joint venture partner's 50% interest in FlatIron Crossing on January 31, 2003.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot (a)

	Consolidated Centers	Unconsolidated Centers	Total Centers

12/31/06	$435	$470	$452
12/31/05	$395	$440	$417
12/31/04	$368	$414	$391
12/31/03	$350	$372	$361

(a) Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months.  Sales per square foot are based on tenants, 10,000 square feet and under, for regional malls.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy (a)

Period Ended	Consolidated Centers	Unconsolidated Centers	Total Centers
12/31/06	93.1%	93.7%	93.6%
12/31/05	93.4%	93.2%	93.5%
12/31/04	92.6%	92.5%	92.5%
12/31/03	92.6%	93.6%	93.3%

(a) Occupancy data excludes space under development and redevelopment.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF (a)	Average Base Rent PSF on Leases Commencing During the Period (b)	Average Base Rent PSF on Leases Expiring (c)
Consolidated Centers
12/31/06	$37.55	$38.40	$31.92
12/31/05	$34.23	$35.60	$30.71
12/31/04	$32.60	$35.31	$28.84
12/31/03	$31.71	$36.77	$29.93

Joint Venture Centers
12/31/06	$37.94	$41.43	$36.19
12/31/05	$36.35	$39.08	$30.18
12/31/04	$33.39	$36.86	$29.32
12/31/03	$31.29	$37.00	$27.83

(a) Average base rent per square foot is based on mall and freestanding GLA for spaces, 10,000 square feet and under, occupied as of the applicable date.  Leases for La Encantada and the expansion area of Queens Center were excluded in Years 2003, 2004 and 2005.

(b) The average base rent on lease signings commencing during the period represents the actual rent to be paid on a per square foot basis during the first twelve months for tenant leases 10,000 square feet and under.  Lease signings for La Encantada and the expansion area of Queens Center were excluded in Years 2003, 2004 and 2005.

(c) The average base rent on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year.  Leases for La Encantada and the expansion area of Queens Center were excluded in Years 2003, 2004 and 2005.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For years ended December 31,
Consolidated Centers	2006	2005	2004	2003
Minimum rents	8.1%	8.3%	8.3%	8.7%
Percentage rents	0.4%	0.5%	0.4%	0.3%
Expense recoveries (a)	3.7%	3.6%	3.7%	3.8%
Total	12.2%	12.4%	12.4%	12.8%

	For years ended December 31,
Joint Venture Centers	2006	2005	2004	2003
Minimum rents	7.2%	7.4%	7.7%	8.1%
Percentage rents	0.6%	0.5%	0.5%	0.4%
Expense recoveries (a)	3.1%	3.0%	3.2%	3.2%
Total	10.9%	10.9%	11.4%	11.7%

(a) Represents real estate tax and common area maintenance charges.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary

dollars in thousands	Fixed Rate	Variable Rate (a)	Total
Consolidated debt	$3,778,498	$1,177,326	$4,955,824
Unconsolidated debt	1,466,016	198,431	1,664,447
Total debt	$5,244,514	$1,375,757	$6,620,271

Weighted average interest rate	5.96%	6.56%	6.09%

Weighted average maturity (years)			4.81

(a) Excludes swapped floating rate debt.  Swapped debt is included in fixed debt category.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Outstanding Debt by Maturity

dollars in thousands

Center/Entity	Maturity Date	Interest Rate	Fixed	Floating	Total Debt Balance (a)

I. Consolidated Assets:

Paradise Valley Mall (b)	01/01/07	5.39%	$74,990	$—	$74,990
Borgata	10/11/07	5.39%	14,885	—	14,885
Victor Valley, Mall of	03/01/08	4.60%	52,429	—	52,429
Westside Pavilion	07/01/08	6.67%	93,513	—	93,513
Village Fair North	07/15/08	5.89%	11,210	—	11,210
Fresno Fashion Fair	08/10/08	6.52%	64,595	—	64,595
South Towne Center	10/10/08	6.61%	64,000	—	64,000
Queens Center	03/01/09	6.88%	92,039	—	92,039
South Plains Mall	03/01/09	8.22%	59,681	—	59,681
Carmel Plaza	05/01/09	8.18%	26,674	—	26,674
Paradise Valley Mall	05/01/09	5.89%	22,154	—	22,154
Northridge	07/01/09	4.84%	82,514	—	82,514
Wilton Mall	11/01/09	4.79%	46,604	—	46,604
Macerich Partnership Term Loan (c)	04/25/10	6.30%	450,000	—	450,000
Macerich Partnership Line of Credit (d)	04/25/10	6.23%	400,000	—	400,000
Vintage Faire Mall	09/01/10	7.89%	65,363	—	65,363
Eastview Commons	09/30/10	5.46%	9,117	—	9,117
Santa Monica Place	11/01/10	7.70%	80,073	—	80,073
Valley View Center	01/01/11	5.72%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	182,877	—	182,877
Shoppingtown Mall	05/11/11	5.01%	46,217	—	46,217
Capitola Mall	05/15/11	7.13%	40,999	—	40,999
Freehold Raceway	07/07/11	4.68%	183,505	—	183,505
Pacific View	08/31/11	7.16%	83,511	—	83,511
Pacific View	08/31/11	7.00%	6,720	—	6,720
Rimrock Mall	10/01/11	7.45%	43,452	—	43,452
Prescott Gateway	12/01/11	5.78%	60,000	—	60,000
Chandler Fashion Center	11/01/12	5.14%	104,400	—	104,400
Chandler Fashion Center	11/01/12	6.00%	68,504	—	68,504
Towne Mall	11/01/12	4.99%	15,291	—	15,291
Pittsford Plaza (e)	01/01/13	5.02%	16,077	—	16,077
Deptford	01/15/13	5.44%	100,000	—	100,000
Queens Center	03/01/13	7.00%	220,625	—	220,625
Greeley - Defeaseance	09/01/13	6.18%	28,281	—	28,281
FlatIron Crossing	12/01/13	5.23%	191,046	—	191,046
Great Northern	12/01/13	5.19%	40,947	—	40,947
Eastview Mall	01/18/14	5.10%	102,873	—	102,873
Fiesta Mall	01/01/15	4.88%	84,000	—	84,000
Flagstaff Mall	11/01/15	4.97%	37,000	—	37,000
Valley River Center (f)	02/01/16	5.58%	100,000	—	100,000
Salisbury, Center at	05/01/16	5.79%	115,000	—	115,000
Marketplace Mall (g)	12/10/17	5.30%	15,177	—	15,177
Chesterfield Towne Center	01/01/24	9.07%	57,155	—	57,155
Total Fixed Rate Debt for Consolidated Assets		5.99%	$3,778,498	$—	$3,778,498

Macerich Partnership Term Loan	05/13/07	6.94%	$—	$250,000	$250,000
Twenty Ninth Street	06/15/07	6.67%	—	94,080	94,080
Oaks, The (h)	07/01/07	6.05%	—	92,000	92,000
La Cumbre	08/09/07	6.23%	—	30,000	30,000
Greece Ridge	11/06/07	6.00%	—	72,000	72,000
La Encantada	08/01/08	7.08%	—	51,000	51,000
Casa Grande (i)	08/16/09	6.75%	—	3,746	3,746
Panorama Mall	02/28/10	6.23%	—	50,000	50,000
Macerich Partnership Line of Credit	04/25/10	6.60%	—	534,500	534,500
Total Floating Rate Debt for Consolidated Assets		6.59%	$—	$1,177,326	$1,177,326
Total Debt for Consolidated Assets		6.14%	$3,778,498	$1,177,326	$4,955,824

Center/Entity	Maturity Date	Interest Rate	Fixed	Floating	Total Debt Balance (a)
II. Unconsolidated Joint Ventures (at Company's pro rata share):

Hilton Village (50%) (j)	01/01/07	5.39%	$3,996	$—	$3,996
Scottsdale Fashion Square I (50%)	08/31/07	5.39%	78,768	—	78,768
Scottsdale Fashion Square II (50%)	08/31/07	5.39%	33,774	—	33,774
Metrocenter (15%) (k)	02/09/08	4.80%	16,800	—	16,800
Broadway Plaza (50%)	08/01/08	6.68%	31,012	—	31,012
Chandler Festival (50%)	10/01/08	4.37%	15,157	—	15,157
Chandler Gateway (50%)	10/01/08	5.19%	9,548	—	9,548
Washington Square (51%)	02/01/09	6.70%	51,577	—	51,577
Inland Center (50%)	02/11/09	4.64%	27,000	—	27,000
Biltmore Fashion Park (50%)	07/10/09	4.68%	39,790	—	39,790
Redmond Office (51%)	07/10/09	6.77%	35,774	—	35,774
Redmond Retail (51%)	08/01/09	4.81%	37,415	—	37,415
West Acres (19%)	09/30/09	6.41%	13,264	—	13,264
Corte Madera, The Village at (50.1%)	11/01/09	7.75%	33,201	—	33,201
Ridgmar (50%)	04/11/10	6.07%	28,700	—	28,700
Kitsap Mall/Place (51%)	06/01/10	8.06%	29,592	—	29,592
Cascade (51%)	07/01/10	5.10%	20,424	—	20,424
Stonewood Mall (51%)	12/11/10	7.41%	38,180	—	38,180
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	27,096	—	27,096
Northpark Center (50%)	05/10/12	5.41%	94,782	—	94,782
NorthPark Center (50%)	05/10/12	8.33%	82,881	—	82,881
Kierland Greenway (24.5%)	01/01/13	5.85%	16,231	—	16,231
Kierland Main Street (24.5%)	01/02/13	4.99%	3,821	—	3,821
Tyson's Corner (50%)	02/17/14	5.22%	172,021	—	172,021
Lakewood (51%)	06/01/15	5.41%	127,500	—	127,500
Eastland (50%)	06/01/16	5.79%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.79%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.83%	60,595	—	60,595
Mesa Mall (50%)	06/01/16	5.79%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.79%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.79%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.83%	23,592	—	23,592
Total Fixed Rate Debt for Unconsolidated Assets		5.89%	$1,466,016	$—	$1,466,016

NorthPark Center (50%)	08/30/07	8.25%	$—	$3,500	$3,500
Camelback Colonnade (75%)	10/09/07	6.04%	—	31,125	31,125
SanTan Village Phase 2 (34.9%) (l)	11/02/07	7.36%	—	8,978	8,978
Boulevard Shops (50%)	12/16/07	6.60%	—	10,700	10,700
Chandler Village Center (50%)	12/19/07	7.01%	—	8,578	8,578
Metrocenter (15%)	02/09/08	8.74%	—	1,868	1,868
Desert Sky Mall (50%)	03/06/08	6.45%	—	25,750	25,750
Superstition Springs (33.3%)	09/09/08	5.72%	—	22,498	22,498
Kierland Tower Lofts (15%)	12/14/08	7.13%	—	2,146	2,146
Washington Square (51%)	02/01/09	7.35%	—	16,988	16,988
Los Cerritos Center (51%)	07/01/11	5.91%	—	66,300	66,300
Total Floating Rate Debt for Unconsolidated Assets		6.33%	$—	$198,431	$198,431
Total Debt for Unconsolidated Assets		5.95%	$1,466,016	$198,431	$1,664,447

Total Debt		6.09%	$5,244,514	$1,375,757	$6,620,271
Percentage to Total			79.22%	20.78%	100.00%

(a)          The debt balances include the unamortized debt premiums (discounts). Debt premiums (discounts) represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums (discounts).

(b)         This loan was paid off in full on January 2, 2007.

(c)          This debt has an interest rate swap agreement which effectively fixed the interest rate from December 1, 2005 to April 25, 2010.

(d)         This debt has an interest rate swap agreement which effectively fixed the interest rate from September 12, 2006 to April 25, 2011.

(e)          This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 63.6%.

(f)            An additional $20.0 million was borrowed under this mortgage in January 2007 at a fixed rate of 5.64%. The weighted average interest rate on the total $120.0 million is 5.59%.

(g)         This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 37.5%.

(h)         This loan was paid off in full on February 2, 2007.

(i)             This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(j)             This loan was refinanced in January 2007 with an $8.6 million fixed rate loan at 5.21%, maturing February 1, 2012.

(k)          This debt has an interest rate swap agreement which effectively fixed the interest rate from January 15, 2005 to February 15, 2008.

(l)             This debt was refinanced in January 2007 with a $45.0 million fixed rate loan at 5.33%, maturing March 1, 2012.